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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                         MARCH 13, 2007 (MARCH 13, 2007)



                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



            KANSAS                       333-48221                47-0549819
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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                            SECTION 7 - REGULATION FD

                      ITEM 7.01 - REGULATION FD DISCLOSURE

      Attached as Exhibit 99.1 to this report and furnished under this Item 7.01 is a press release issued by the Registrant announcing its intention to seek a $20 million increase to its Revolving Credit Facility under its current Senior Credit Facility and an amendment to certain definitions under the Senior Credit Facility.

      The information in this report (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                 ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              99.1 Press Release, dated as of March 13, 2007, of Nebraska Book Company, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEBRASKA BOOK COMPANY, INC.



     Date: March 13, 2007               /s/ Alan G. Siemek
                                        ----------------------------------------
                                        Alan G. Siemek
                                        Chief Financial Officer, Senior Vice
                                        President of Finance and Administration,
                                        Treasurer and Assistant Secretary


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                               DESCRIPTION
--------------      ------------------------------------------------------------
     99.1           Press Release, dated as of March 13, 2007, of Nebraska Book
                    Company, Inc.